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                                                                Exhibit 32.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       ANHEUSER-BUSCH COMPANIES, INC.
               FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2003
               PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
         PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I am the President and Chief Executive Officer of Anheuser-Busch Companies, Inc., a Delaware corporation (the "Company"). I am delivering this certificate in connection with the Form 10-K of the Company for the year ended December 31, 2003 and filed with the Securities and Exchange Commission ("Form 10-K").

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I hereby certify that, to the best of my knowledge, the Form 10-K fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: February 25, 2004                 /s/ Patrick T. Stokes
     ------------------                 -------------------------------------
                                        Patrick T. Stokes
                                        President and Chief Executive Officer
                                        Anheuser-Busch Companies, Inc.